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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 30, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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          Indiana                      000-21642               35-1617970
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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ITEM 5. OTHER EVENTS

         Attached hereto, and incorporated herein by reference in its entirety, as Exhibit 99.1 is a copy of a press release announcing that ATA Holdings Corp. received the consent of Air Transportation Stabilization Board to Bond Exchange Offers.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits.

     99.1 Press Release dated January 30, 2004.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATA Holdings Corp.

Date: January 30, 2004                 By: /s/ David M. Wing
                                           -----------------

                                       Name: David M. Wing
                                       Title: Executive Vice President & CFO





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                                  EXHIBIT INDEX

Exhibit No.         Description of the Exhibit

99.1                Press Release dated January 30, 2004